UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2020

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of 2021 Long-Term Incentive Plan

On November 10, 2020, the Compensation Committee (the “Committee”) of the Board of Supervisors of Suburban Propane Partners, L.P. (the “Partnership”) adopted the Suburban Propane, L.P. 2021 Long-Term Incentive Plan (the “2021 LTIP”).  The 2021 LTIP replaces the existing Suburban Propane, L.P. 2014 Long-Term Incentive Plan (the “2014 LTIP”), but does not impact any outstanding awards under the 2014 LTIP.  The 2021 LTIP is effective as of September 27, 2020, the start of the Partnership’s 2021 fiscal year.

The 2021 LTIP is intended to grow and strengthen the Partnership and its affiliates by providing incentive compensation opportunities to executive officers and other key employees of the Partnership, including the Partnership’s named executive officers, in such a manner as to increase the Partnership’s distributable cash flow to support the Partnership’s long-term growth and sustainability and to enhance returns to its unitholders.  Under the 2021 LTIP, at the beginning of each three-fiscal-year measurement period (the “Measurement Period”), participants will be granted a number of unvested phantom units calculated as a percentage of the participant’s base salary or target annual bonus.

The 2021 LTIP utilizes two performance measures to determine the payout a participant will be entitled to receive at the end of the Measurement Period.  The first performance measure is a distributable cash flow component that has a 75% weighting; the second performance measure is an operating/strategic objectives component that has a 25% weighting.

The distributable cash flow component will measure the Partnership’s average distributable cash flow over the Measurement Period, with payouts ranging from 50% (for minimum performance) to 150% for maximum performance based on the level of achievement of average distributable cash flow during the Measurement Period.  The Partnership’s average distributable cash flow is calculated as the average of the Partnership’s actual distributable cash flow each fiscal year that comprises the Measurement Period.  The operating/strategic objectives component will measure the achievement of certain operational and/or strategic objectives established by the Committee for the Measurement Period, with payouts ranging from 50% (for minimum performance) to 150% (for maximum performance) based on the Committee’s assessment of the achievement of the established objectives.

Awards under the 2021 LTIP, if earned, will be paid in cash at the end of the Measurement Period.  The cash payment will be equal to the product of the number of phantom units that vest based on achievement of the performance measures multiplied by the fair market value of the Partnership’s common units at the end of the Measurement Period, plus an amount equal to the product of the number of vested phantom units at the end of the Measurement Period multiplied by the cumulative per-common unit distribution declared and paid by the Partnership over the course of the Measurement Period.

Under the 2021 LTIP, unvested awards are forfeited upon termination of employment, except in the event of the participant’s retirement, death or disability, termination by the Partnership without “cause” or resignation by the participant for “good reason” (each as defined in the 2021 LTIP).  In addition, awards under the 2021 LTIP are subject to the Partnership’s Incentive Compensation Recoupment Policy.

On November 10, 2020, the Committee granted the following unvested phantom units to the Partnership’s named executive officers under the 2021 LTIP:

Name and Position	Number of Unvested Phantom Units
Michael A. Stivala President and Chief Executive Officer	22,036
Michael A. Kuglin Chief Financial Officer and Chief Accounting Officer	11,753
Steven C. Boyd Chief Operating Officer	11,753
Douglas T. Brinkworth Senior Vice President-Product Supply, Purchasing and Logistics	10,577

The foregoing is only a summary of certain material terms of the 2021 LTIP and is qualified in its entirety by the full text of the 2021 LTIP, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on November 11, 2020, the Board of Supervisors, pursuant to the authority granted to the Board under the Partnership’s Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), and acting on the recommendation of the Board’s Nominating/Governance Committee, adopted Amendment No. 3 to the Partnership Agreement in order to establish the Supervisor Emeritus position and set forth the rights and responsibilities of such position.

The foregoing description in this Current Report of the amendments to the Partnership Agreement does not purport to be complete and is qualified in its entirety by the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01Other Events

On November 16, 2020, the Partnership issued a press release announcing that its Board of Supervisors has elected Matthew J. Chanin as Chairman, effective January 1, 2021.  Mr. Chanin joined the Partnership’s Board in November 2012 and serves as a member of the Nominating/Governance and Compensation Committees of the Board.

As disclosed on page 78 of the Partnership’s most recent Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the U.S. Securities and Exchange Commission on November 27, 2019, a non-employee supervisor serving in the role of Non-Executive Chairperson is paid $35,000 annually in respect of his or her service in such role (in addition to the annual cash retainer provided to all non-employee supervisors and any applicable awards under our Restricted Unit Plans).

Harold Logan, Jr., Chairman since January 2007 and an original member of the Board of Supervisors of the Partnership since its initial public offering in 1996, will remain a Supervisor and a member of the Nominating/Governance and Compensation Committees.  Mr. Logan made the decision to leave the role now in order to facilitate an effective transition of leadership on the Board.  The Board thanked and congratulated Mr. Logan for his fourteen years of service as Chairman of the Board.

A copy of the November 16, 2020 press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

3.1

Amendment No. 3, dated November 11, 2020, to the Third Amended and Restated Agreement of Limited Partnership of the Partnership dated as of October 19, 2006, as amended as of July 31, 2007 and January 24, 2018.

10.1 99.1

2021 Long-Term Incentive Plan of Suburban Propane, L.P.

Press Release of Suburban Propane Partners, L.P. dated November 16, 2020 announcing the election of Matthew J. Chanin as Chairman of the Board of Supervisors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

By:         /s/  BRYON KOEPKE

Name:Bryon Koepke

Title: Vice President, General Counsel & Secretary

Date: November 16, 2020

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